                                                                      EX - 10.2

                               FIRST AMENDMENT

     FIRST AMENDMENT (this "Amendment"), dated as of March 3, 1998, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Borrowers"), the lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents, (in such capacity, collectively, the "Administrative Agents" and each an "Administrative Agent"), and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, collectively, the "Syndication Agents" and each a "Syndication Agent"), and each of the lenders listed on Schedule A hereto (the "New Lenders"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                            W I T N E S S E T H :

     WHEREAS, the Borrowers, the Existing Lenders, the Administrative Agents and the Syndication Agents are parties to a Credit Agreement, dated as of February 23, 1998 (the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. On the First Amendment Effective Date (as defined below), each of Bankers Trust Company, The Chase Manhattan Bank, Lehman Commercial Paper Inc., Bank of Montreal, Credit Lyonnais New York Branch, Goldman Sachs Credit Partners L.P., Societe Generale, Southwest Agency and NationsBank N.A. (collectively, the "Assigning Lenders" and each, an "Assigning Lender") severally and not jointly hereby sells and assigns to each of the New Lenders without recourse and without representation or warranty (other than as expressly provided herein), and each New Lender hereby purchases and assumes from each of the Assigning Lenders, that interest in and to each of such Assigning Lender's rights and obligations in respect of those facilities set forth on Schedule B hereto under the Credit Agreement as of the date hereof which in the aggregate represents such New Lender's pro rata share (for each such New Lender, its "Pro Rata Share") in such facilities as set forth on such Schedule B (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement in respect of the facilities that are being sold and assigned to each New Lender pursuant to this Amendment, including, without limitation,
(x)
in the case of any assignment of the outstanding Tranche I Term Loans, all rights and obligations with respect to such New Lender's Pro Rata Share of such outstanding Tranche I Term Loans, (y) in the case of any assignment of the outstanding Tranche II Term Loans, all rights and obligations with respect to such New Lender's Pro Rata Share of such outstanding Tranche II Term Loans and
(z) in the case of any assignment of the Total Revolving Loan Commitment, all rights and obligations with respect to such New Bank's Pro Rata Share of the Revolving Loans and Letters of Credit. After giving effect to this Amendment, each Lender's outstanding Tranche I Term Loans, Tranche II Term Loans, and Revolving Loan Commitment will be as set forth on Schedule C hereto.

     2. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, on the First Amendment Effective Date, (i) the Credit Agreement shall be amended by deleting Schedule I-A thereto in its entirety and by inserting in lieu thereof a new Schedule I-A in the form of Schedule C hereto and (ii) the Borrowers agree that they will issue an appropriate Tranche I Term Note and/or Tranche II Term Note and/or Revolving Note to each Lender that has requested such Note pursuant to Section 1.06(j) of the Credit Agreement in conformity with the requirements of Section 1.06 of the Credit Agreement.

     3. On and after the First Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule D hereto.

     4. Each Assigning Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or the performance or observance by the Borrowers or any of their Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

     5. Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agents and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other

Credit Documents as are delegated to the Administrative Agents and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) to the extent legally entitled to do so, agrees to promptly submit the forms described in Section 13.04(b) of the Credit Agreement.

     6. Each of the Existing Lenders, the New Lenders and the Agents hereby agree that all amounts accrued with respect to the Tranche I Term Loans, Tranche II Term Loans and Revolving Loans prior to the delivery by such New Lender of the amount referred to in clause (ii) of Section 11 of this Amendment shall be for the account of the Assigning Lenders, respectively, and that all such amounts accrued on and after the delivery of such amounts referred to in clause (ii) of such Section 11 shall be for the account of such New Lender based upon its relevant Pro Rata Share.

     7. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each of the New Lenders delivers the amounts referred to in clause (ii) of Section 11 of this Amendment, each New Lender shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section 13.15 of the Credit Agreement, the Paying Agent shall record the transfers contemplated hereby in the Register.

     8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

     10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrowers, the Administrative Agents, the Syndication Agents, the Required Lenders (before giving effect to this Amendment), each Assigning Lender and each New Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at the Notice Office and (ii) each New Lender shall have delivered to the Paying Agent, for the accounts of the Assigning Lenders, respectively, an amount equal to such New Lender's relevant Pro Rata Share of the outstanding Loans being assigned to such New Lender.

     12. Notwithstanding Section 11 of this Amendment, if for any reason any New Lender shall not have (i) signed a counterpart hereof and delivered the same to the Paying Agent at the Notice Office and (ii) delivered to the Paying Agent an amount equal to such New Lender's relevant Pro Rata Share of the outstanding Term Loans being assigned to such New Lender, in each case on or prior to March 3, 1998, then, if the Required Lenders (before giving effect to this Amendment) agree, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Lender and such New Lender's relevant Pro Rata Share shall be reallocated among the Assigning Lenders in such manner as such Assigning Lenders shall agree and (y) the signature pages of this Amendment shall be deemed revised to delete such New Lender's name therefrom.

     13. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                               *      *      *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

2231 East Camelback Road          STARWOOD HOTELS & RESORTS
Suite 410
Phoenix Arizona  95016            By:
                                     ---------------------------------------
Attention: Ronald C Brown            Name: Ronald C. Brown
Telephone No.:  (602) 852-3351       Title:  Senior Vice President and
Telecopier No.: (602) 852-0115               Chief Financial Officer


2231 East Camelback Road          SLT REALTY LIMITED PARTNERSHIP,
Suite 410                           a Delaware limited partnership
Phoenix, Arizona  85016
                                  By: Starwood Hotels & Resorts, a Maryland real
Attention:  Ronald C. Brown           estate investment trust, its general partner
Telephone No.:  (602) 852,3351
Telecopier No.:(602) 852-0115
                                      By:
                                         -----------------------------------
                                         Name: Ronald C. Brown
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer

2231 East Camelback Road          STARWOOD HOTELS & RESORTS
Suite 400                            WORLDWIDE, INC.
Phoenix, Arizona  85016

Attention: Alan M. Schnaid        By:
Telephone No.:  (602) 852-3326       ---------------------------------------
Telecopier No.:(602) 852-0115        Name: Alan M. Schnaid
                                     Title:   Vice President



2231 East Camelback Road          ITT CORPORATION
Suite 400
Phoenix, Arizona  85016
                                  By:
Attention:  Alan M. Schnaid          ---------------------------------------
Telephone No.:  (602) 852-3326       Name: Alan M. Schnaid
Telecopier No.:(602) 852-0115        Title:   Vice President

                                BANKERS TRUST COMPANY,
                                  Individually and as Administrative Agent and as Paying Agent


                                By:
                                   ---------------------------------------
                                   Name: Laura S. Burwick
                                   Title:   Principal


                                THE CHASE MANHATTAN BANK,
                                Individually and as Administrative Agent


                                By:
                                   ---------------------------------------
                                   Name: Deborah J. Davey
                                   Title:   Vice President


                                LEHMAN COMMERCIAL PAPER INC.,
                                  Individually and as Syndication Agent


                                By:
                                   ---------------------------------------
                                   Name: Francis X. Gilhool
                                   Title:   Authorized Signatory


                                BANK OF MONTREAL,
                                  Individually and as Syndication Agent


                                By:
                                   ---------------------------------------
                                   Name:
                                   Title:


                                     BANK POLSKA KASA OPIEKI S.A. -
                                        PEKAO S.A. GROUP, NEW YORK
                                        BRANCH


                                     By:
                                        ----------------------------------
                                         Name:
                                         Title:

                                                BARCLAYS BANK PLC


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                BEAR STEARNS INVESTMENT
                                                   PRODUCTS INC.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                CREDIT LYONNAIS, NEW YORK
                                                BRANCH

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                CREDIT SUISSE FIRST BOSTON

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                GOLDMAN SACHS CREDIT PARTNERS
                                                  L.P.

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                GULF INTERNATIONAL BANK B.S.C.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                NATIONSBANK N.A.

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                SOCIETE GENERALE, SOUTHWEST
                                                AGENCY

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                             NEW LENDERS:

                                          BANCA POPOLARE DI MILANO


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:


                                          BANKBOSTON N.A.


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:


                                                THE BANK OF TOKYO-MITSUBISHI,
                                                  LIMITED, NEW YORK BRANCH

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                BANQUE PARIBAS

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                CIBC INC.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                CHANG HWA COMMERCIAL BANK
                                                LTD., NEW YORK BRANCH

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                CHIAO TUNG BANK CO., LTD. NEW
                                                YORK AGENCY


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                CREDITO ITALIANO


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                DEUTSCHE BANK AG NEW YORK
                                                  AND/OR CAYMAN ISLANDS
                                                  BRANCH


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                ERSTE BANK DER
                                                  OESTERREICHISCHEN SPARKASSEN
                                                  AG


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                FIRST COMMERCIAL BANK


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                FIRST SECURITY BANK, N.A.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                FLEET BANK, N.A.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                LAND BANK OF TAWAIN, LOS ANGELES
                                                BRANCH


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                MITSUBISHI TRUST & BANKING
                                                CORPORATION

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                SOUTHERN PACIFIC BANK

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                WACHOVIA BANK, N.A.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                WESTDEUTSCHE LANDESBANK
                                                GIROZENTRALE


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:



                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title: